UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07626 )

Exact name of registrant as specified in charter: Putnam Municipal Opportunities Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code: (617) 292-1000

Date of fiscal year end: April 30, 2007

Date of reporting period: May 1, 2006 - April 30, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Municipal Opportunities Trust

4|30|07

Annual Report

PUTNAM
INVESTMENTS

INCOME FUNDS
invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have stringent investor protections and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam Municipal Opportunities Trust 4| 30| 07 Annual Report

Message from the Trustees	1
About the fund	2
Report from the fund managers	5
Performance	10
Your fund’s management	12
Terms and definitions	14
Trustee approval of management contract	15
Other information for shareholders	19
Financial statements	20
Federal tax information	38
Compliance certifications	38
About the Trustees	39
Officers	43

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder:

Reflecting investor uncertainty about the outlook for the U.S. economy, volatility in the financial markets has been on the rise: after a downturn in March, the Dow Jones Industrial Average recently reached new record-high levels. However, it remains to be seen whether the current levels are sustainable. From our perspective, we are encouraged by recent indications of moderate inflation, a low unemployment rate, and a rebound in manufacturing. We consequently believe the resilience of the U.S. economy will enable it to weather this period of uncertainty.

As we communicated in proxy materials recently mailed to all Putnam fund shareholders, on February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco is a financial services holding company with operations in Canada, the United States, and Europe and is a member of the Power Financial Corporation group of companies. We are pleased to announce that in mid-May, shareholders voted overwhelmingly in favor of the proposed transaction. While it is still subject to regulatory approvals and other conditions, we currently expect the transaction to be completed in the middle of the year.

We would also like to take this opportunity to announce that Putnam President and Chief Executive Officer Ed Haldeman, one of your fund’s Trustees since 2004, has been named President of the Funds, assuming this role from George Putnam, III. This change will enable George Putnam to become an independent Trustee of the funds upon completion of the transaction with Great-West Lifeco. Both George and Ed will continue serving on the Board of Trustees in our collective role of overseeing the Putnam funds on your behalf.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended April 30, 2007, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Municipal Opportunities Trust: potential for high current income exempt from federal income tax

One of the most significant challenges of fixed-income investing is taxes on income. Investing in municipal bonds through a fund such as Putnam Municipal Opportunities Trust can help address this challenge. While the stated yields on municipal bonds are usually lower than those of taxable bonds, the income most of these bonds pay has the advantage of being exempt from federal tax.

Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities. The bonds are backed by either the issuing city or town, by revenues collected from usage fees, or by state tax revenues. Depending on the type of backing, the bonds will have varying degrees of credit risk, which is the risk that the issuer will not be able to repay the bond.

Many municipal bonds are not rated by independent rating agencies such as Standard & Poor’s and Moody’s.This is primarily because many issuers decide not to pursue a rating that might be below investment grade. As a result, investment managers must do additional research to determine whether these bonds are prudent investments.

Evaluating a bond’s credit risk is one area in which Putnam has particular expertise. Putnam’s municipal bond research team analyzes each issue in depth and assigns non-rated bonds an agency-equivalent Putnam rating. This analysis helps the team identify bonds with attractive risk/return profiles among the large number of bonds not rated by agencies.

Once the fund has invested in a bond, the fund’s management team continues to monitor developments that affect the overall bond market, the specific sector, and the issuer of the bond. Typically, higher-risk, lower-rated bonds are reviewed more frequently because of their greater potential risk.

The goal of the team’s research and active management is to stay a step ahead of the industry and pinpoint opportunities to adjust the fund’s holdings for the benefit of the fund and its shareholders.

Lower-rated bonds may offer higher yields in return for most risk. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Please consult with your tax advisor for more information. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund uses leverage, which involves risk and may increase the volatility of the fund’s net asset value. The fund’s shares trade on a stock exchange at market prices, which may be higher or lower than the fund’s net asset value.

How do closed-end funds differ from open-end funds?

More assets at work While open-end funds need to maintain a cash position to meet redemptions, closed-end funds are not subject to redemptions and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Market price vs. net asset value Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share equals the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand and may be higher or lower than the NAV.

Strategies for higher income Closed-end funds have greater flexibility to use strategies such as “leverage” — for example, issuing preferred shares to raise capital, then seeking to invest it at higher rates to enhance return for common shareholders.

Municipal bonds may finance a range of community projects and thus play a key role in local development.

Putnam Municipal Opportunities Trust is a leveraged fund that seeks to provide as high a level of current income free from federal income tax as Putnam Management believes is consistent with the preservation of capital. The fund invests in investment-grade and some below-investment-grade municipal bonds. The fund may be appropriate for investors seeking tax-free income who are willing to accept a moderate degree of risk, including risk associated with the use of leverage.

Highlights

• For the 12 months ended April 30, 2007, Putnam Municipal Opportunities Trust had a total return of 7.75% at net asset value (NAV) and 9.64% at market price.

• The fund’s benchmark, the Lehman Municipal Bond Index, returned 5.78% .

• The average return for the fund’s Lipper category, General Municipal Debt Funds (leveraged closed-end), was 7.42% .

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 10.

Performance

It is important to note that a fund’s performance at market price usually differs from its results at NAV. Although market price performance generally reflects investment results, it may also be influenced by several other factors, including changes in investor perceptions of the fund or its investment manager, market conditions, fluctuations in supply and demand for the fund’s shares, and changes in fund distributions.

Putnam Municipal Opportunities Trust (NYSE ticker: PMO), total return for periods ended 4/30/07
Since the fund’s inception (5/28/93), average annual return is 6.49% at NAV and 5.41% at market price.

	Average annual return		Cumulative return

	NAV	Market price	NAV	Market price
10 years	6.46%	5.42%	86.95%	69.60%

5 years	6.97	6.14	40.03	34.71

3 years	7.36	5.29	23.74	16.74

1 year	7.75	9.64	7.75	9.64

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes.

Report from the fund managers The year in review

During your fund’s fiscal year, which ended April 30, 2007, strong demand from yield-hungry investors fueled a rally in lower-quality municipal bonds, which have benefited from solid credit fundamentals as a result of the economic recovery. Although the fund was underweighted in this sector relative to many of its peers, the portfolio’s mix of lower-quality holdings nevertheless proved rewarding, especially among tobacco settlement and single-family housing bonds. Thanks to positive market conditions and our successful security selection — as well as the pre-refunding of two portfolio holdings — the fund’s results at net asset value (NAV) surpassed those of its benchmark, the Lehman Municipal Bond Index, and the average return for its Lipper peer group. We believe fund performance could have been stronger if we had not limited exposure to bonds with maturities greater than 15 years, which rallied during the period, but we considered it the most prudent strategy given our interest-rate outlook.

Market overview

Following a string of 17 consecutive increases in the federal funds rate, the Federal Reserve Board (the Fed) suspended its credit-tightening program in August 2006, holding this benchmark rate for overnight loans between banks steady at 5.25% . Since then, statements from the Federal Open Market Committee, the central bank’s policy-setting panel, have indicated that future rate decisions will depend on whether the Fed concludes that inflation or slower growth represents the greater risk to the economy.

For the period as a whole, yields on shorter-term bonds were essentially unchanged, while yields on longer-term bonds declined. As this occurred, the yield curve — a graphical representation of differences in yield for bonds of comparable quality and different maturities — flattened modestly. This flattening indicated that the yield advantage of longer-term bonds had declined significantly. (These bonds typically offer higher yields to investors to compensate them from the greater risk of a longer-term investment.) Tax-exempt bonds with maturities greater than five years performed better than comparable Treasury bonds, while shorter-maturity municipals underperformed comparable Treasuries.

Market sector performance

These indexes provide an overview of performance in different market sectors for the 12 months ended 4/30/07.

Bonds

Lehman Municipal Bond Index
(tax-exempt bonds)	5.78%

Lehman Aggregate Bond Index
(broad bond market)	7.36%

Lehman Government Bond Index
(U.S. Treasury and agency securities)	6.76%

JPMorgan Global High Yield Index
(global high-yield corporate bonds)	12.43%

Equities

S&P 500 Index
(broad stock market)	15.24%

Russell 1000 Growth Index
(large-company growth stocks)	12.25%

Russell 1000 Value Index
(large-company value stocks)	18.15%

A generally stable credit environment, coupled with solid demand from buyers searching for higher yields, contributed to the strong relative performance of lower-rated bonds throughout the period. Although the performance of bonds at the lower end of the credit spectrum — those rated below Baa — pulled back somewhat in March, the rally in this area of the credit spectrum resumed in April. As a result, lower-rated bonds again performed better than higher-rated bonds for the period. Non-rated bonds also gained in value, thanks to limited issuance and robust demand. Investors should remember that bond prices move in the opposite direction of their yields. Overall, the yields of lower-rated bonds were higher at the end than at the start of the period. However, these yields declined during the period as the prices of lower-rated bonds rose to reflect increased demand, and the yield advantages that had initially drawn investor attention became less pronounced.

The performance of airline-related industrial development bonds (IDBs) was exceptional, as trends in domestic airline travel remained healthy. Additional groups that posted solid results during the period included securities issued by long-term care facilities and toll roads. Tobacco settlement bonds, meanwhile, underperformed other credit-sensitive sectors somewhat, but still performed better than higher-rated bonds due to the robust yields offered by these securities.

Strategy overview

Given our expectation for rising interest rates, we maintained a short (defensive) portfolio duration relative to the fund’s Lipper peer group. This strategy detracted moderately from results since bonds with intermediate and long maturities generally outperformed those with shorter maturities. Duration is a measure of a fund’s sensitivity to changes in interest rates. Having a shorter-duration portfolio may help protect principal when interest rates rise, but it can reduce appreciation potential when rates fall. By the end of the period, we had extended the fund’s duration somewhat, but it still remained modestly short compared to the peer group average.

Despite a credit-rating downgrade, the fund’s position in general obligation bonds issued by Puerto Rico contributed positively to returns. In May 2006, financial turmoil led to a partial government shutdown, prompting the credit downgrade and causing the prices of uninsured Puerto Rico bonds to decline. We saw these developments as an opportunity to increase the fund’s holdings at favorable price levels, and as a result, the fund subsequently benefited from a substantial rally in Puerto Rico bonds.

Comparison of the fund’s maturity and duration

This chart compares changes in the fund’s average effective maturity (a weighted average of the holdings’ maturities) and its average effective duration (a measure of its sensitivity to interest-rate changes).

Average effective duration and average effective maturity take into account put and call features, where applicable, and reflect prepayments for mortgage-backed securities. Duration is usually shorter than maturity because it reflects interest payments on a bond prior to its maturity. Duration may be higher for funds that use leverage, which magnifies the effects of interest-rate changes.

During the second half of the fiscal year, we reduced the fund’s exposure to these bonds — selling into the rally’s strength — as credit spreads narrowed.

The fund’s higher overall credit quality held back performance as the lower-quality tiers of the municipal bond market delivered the strongest results during the period. We’ve been redeploying assets away from the lower-quality bonds, which are overpriced in our estimation, and adding bonds rated BBB or A by Standard & Poor’s and Baa and A by Moody’s. In our opinion, these bonds offer better value and less risk.

The fund’s underweight position in airline-related IDBs, relative to its peer group, detracted from performance as this sector posted strong results for the period. Passenger traffic is very high, and airlines have increased ticket prices to compensate for higher fuel costs while reducing the number of flights in an effort to eliminate excess capacity. Given the recovering fundamentals and rising profits in this sector, we will be looking for opportunities to bring the fund’s exposure back up to a more neutral weighting relative to the fund’s peer group.

Your fund’s holdings

The fund’s considerable exposure to tobacco settlement bonds was a positive contributor to performance for thefiscal year. Limited issuance of these securities, coupled with strong investor demand, provided solid supply-and-demand support for the sector and boosted results. At the close of the fiscal year on April 30, tobacco bonds, which generally are rated BBB by Standard & Poor’s, were yielding 120 basis points, or 1.20%, higher than municipal bonds rated AAA. (Payments from tobacco settlement bonds are secured by income promised to various states through settlements from tobacco companies.)

We think that this overweight position in tobacco settlement bonds has enabled the fund to earn above-average income levels with limited risk. Viewed another way, other BBB-rated or lower credit quality investments, such as hospital bonds, may only offer 50 to 60 basis points more income than AAA-rated bonds and carry significantly more risk. Given our favorable view of the tobacco settlement sector and the value it offers, we anticipate that we will maintain this overweight during the 2008 fiscal year. The fund holds tobacco settlement bonds issued by the states of California, New Jersey, New York, Rhode Island, South Carolina, Washington and Wisconsin.

Two of the fund’s holdings, Lancaster County Hospital Authority revenue bonds and New Jersey State Educational Facility Authority revenue bonds for Rowan University, were pre-refunded during the period, with a

Credit quality overview

Credit qualities shown as a percentage of portfolio value as of 4/30/07. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody's but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

positive impact on performance. Pre-refundings occur when an issuer refinances an older, higher-coupon bond by issuing new bonds at current, lower interest rates. The proceeds are then invested in a secure investment, usually U.S. Treasury securities, that matures at the older bond’s first call date. The secure backing has the effect of raising the bond’s perceived credit rating while the shorter effective maturity lowers its interest-rate risk. Since both developments are favorable for investors, bond prices often rise after pre-refunding. Additionally, in the case of Lancaster Hospital, Standard & Poor’s upgraded the bonds from A to AA– in March and assigned a stable outlook. Lancaster expects to bring a new $50 million bond issuance to market in August, but we think it will have a negligible effect on key credit metrics since we expect the hospital’s exceptionally strong profitability and cash liquidity levels to continue to grow.

Relative to the fund’s peer group, we maintained an overweight position in single-family housing bonds. This strategy proved helpful to results, as declining mortgage prepayments continued to support bonds in this sector. Higher demand from investors looking for competitive yields also contributed to the sector’s outperformance. During the period, we purchased $1 million of single-family mortgage revenue bonds issued by the Texas Housing Authority.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Of special interest

Merger with two other Putnam closed-end funds proposed

During the period, Putnam Investments and the Board of Trustees of the Putnam Funds announced a comprehensive initiative intended to concentrate the lineup of closed-end funds managed by Putnam Investments. The initiative includes a proposal to merge Putnam Investment Grade Municipal Trust and Putnam Municipal Bond Fund into your fund.

This merger must be approved by the common and preferred shareholders of all three funds. The Trustees believe it is in the best interests of shareholders of each fund because it would significantly increase the size of the combined fund. A larger asset size could reduce fund expenses and increase the liquidity in the trading market for fund shares. Proxy statements, which will include additional pertinent information to enable you to make an informed decision about the merger, are scheduled for mailing in the coming months. If approved by shareholders, the merger is expected to take place in the fall of 2007.

Monthly dividend adjusted

Given the narrowing of the yield spread between higher-and lower-rated municipal bonds, the opportunities for finding relatively high-yielding investments have become more limited, especially in light of our commitment to focusing on sound, creditworthy investments. Furthermore, the use of leverage became less profitable for the fund during the fiscal period when the spread between short- and long-term yields narrowed. To reflect the reduction in earnings, the dividend was reduced from $0.0562 to $0.0479 per share in May 2006.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

At the end of the period, the U.S. economy had expanded at less than what economists generally consider to be its long-term potential (about 3% annually) for three consecutive quarters. Clearly, some areas of the economy have softened while others continue to grow. At the same time, the Fed still appears concerned about heightened risks for both inflation and slower growth. Given this environment, we believe the Fed is likely to continue to hold interest rates steady until more data becomes available to clarify the economy’s direction. Therefore, we plan to maintain a neutral duration strategy until longer-range Fed policy becomes clearer.

In our view, the extended rally among lower-rated, higher-yielding bonds may be in its final stages. We base this view, in part, on the fact that the difference in yield between Aaa-rated bonds and Baa-rated bonds — the highest and lowest investment-grade ratings, respectively — remains near an all-time low. In other words, the higher-income advantage available to those willing to assume additional credit risk by investing in lower-rated bonds has diminished to the lowest level in over seven years. It has been our experience that when investor demand is this elevated, many high-yielding securities can become overpriced. We continue to believe that this is not the most opportune time to reach too far out in terms of bond maturity (i.e., extend duration by investing in longer-dated securities) or too far down in quality in pursuit of higher income. Over the near term, we intend to focus on certain market sectors — notably, single-family housing and power company IDBs —where we believe the fund may benefit in an environment of moderating economic growth without being exposed to undue risk.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Lower-rated bonds may offer higher yields in return for more risk. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Please consult with your tax advisor for more information. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund uses leverage, which involves risk and may increase the volatility of the fund’s net asset value. The fund’s shares trade on a stock exchange at market prices, which may be higher or lower than the fund’s net asset value.

Your fund’s performance

This section shows your fund’s performance for periods ended April 30, 2007, the end of its fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 4/30/07

				Lipper General
				Municipal Debt Funds
			Lehman Municipal	(leveraged closed-end)
	NAV	Market price	Bond Index	category average*

Annual average
Life of fund (since 5/28/93)	6.49%	5.41%	5.81%	6.37%

10 years	86.95	69.60	75.88	89.61
Annual average	6.46	5.42	5.81	6.60

5 years	40.03	34.71	28.58	42.71
Annual average	6.97	6.14	5.16	7.34

3 years	23.74	16.74	15.43	23.80
Annual average	7.36	5.29	4.90	7.35

1 year	7.75	9.64	5.78	7.42

Performance assumes reinvestment of distributions and does not account for taxes.

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculations for reinvested dividends may differ from actual performance.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/07, there were 56, 56, 51, 40, and 34 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 4/30/07

Distributions — common shares

Number		12

Income[1]		$0.5748

Capital gains[2]		—

Total		$0.5748

	Series A	Series B	Series C
Distributions — preferred shares	(800 shares)	(1,620 shares)	(1,620 shares)

Income[1]	$1,801.95	$887.42	$892.70

Capital gains[2]	—	—	—

Total	$1,801.95	$887.42	$892.70

Share value:		NAV	Market price

4/30/06		$12.85	$11.68

4/30/07		13.19	12.20

Current yield (end of period)

Current dividend rate[3]		4.36%	4.71%

Taxable equivalent[4]		6.71	7.25

1 For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

4 Assumes maximum 35% federal tax rate for 2007. Results for investors subject to lower tax rates would not be as advantageous.

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/07

	NAV	Market price

Annual average
Life of fund (since 5/28/93)	6.51%	5.47%

10 years	87.94	68.10
Annual average	6.51	5.33

5 years	42.62	35.76
Annual average	7.36	6.31

3 years	19.53	7.39
Annual average	6.13	2.41

1 year	7.34	9.80

Your fund’s management

Your fund is managed by the members of the Putnam Tax Exempt Fixed-Income Team. Thalia Meehan is the Portfolio Leader, and Paul Drury, Brad Libby, and Susan McCormack are Portfolio Members, of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund. For a complete listing of the members of the Putnam Tax Exempt Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of April 30, 2007, and April 30, 2006.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 4/30/06.

Trustee and Putnam employee fund ownership

As of April 30, 2007, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$36,000	$ 95,000,000

Putnam employees	$ 3,000	$466,000,000

Fund manager compensation

The total 2006 fund manager compensation that is attributable to your fund is approximately $90,000. This amount includes a portion of 2006 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2006 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2006, the calculation reflects annualized 2006 compensation or an estimate of 2007 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Thalia Meehan is the Portfolio Leader, and Paul Drury, Brad Libby, and Susan McCormack are Portfolio Members, of Putnam’s open-end tax-exempt funds for the following states: Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam AMT-Free Insured Municipal Fund, Putnam Investment Grade Municipal Trust, Putnam Municipal Bond Fund, Putnam New York Investment Grade Municipal Trust, and Putnam Tax Exempt Income Fund.

Paul Drury is the Portfolio Leader, and Brad Libby, Susan McCormack, and Thalia Meehan are Portfolio Members, of Putnam High Yield Municipal Trust, Putnam Managed Municipal Income Trust, Putnam Tax-Free Health Care Fund, and Putnam Tax-Free High Yield Fund.

Thalia Meehan, Paul Drury, Brad Libby, and Susan McCormack may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended April 30, 2007, Brad Libby became a Portfolio Member, and Thalia Meehan became a Portfolio Member and then Portfolio Leader, of your fund. These changes followed the departure of Portfolio Leaders David Hamlin and James St. John from your fund’s management team. Brad Libby and Thalia Meehan joined the fund in September 2006. From 2001 to present, Brad Libby has been employed by Putnam Management, currently as Tax Exempt Specialist and previously as Analyst. From 1989 to present, Thalia Meehan has been employed by Putnam Management, currently as Team Leader, Tax Exempt Fixed Income Team and previously as Director, Tax Exempt Research.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of April 30, 2007, and April 30, 2006.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2007							•

Chief Technology Officer	2006							•

Joshua Brooks	2007							•

Deputy Head of Investments	2006							•

William Connolly	2007							•

Head of Retail Management	2006							•

Kevin Cronin	2007							•

Head of Investments	2006							•

Charles Haldeman, Jr.	2007							•

President and CEO	2006							•

Amrit Kanwal	2007						•

Chief Financial Officer	2006						•

Steven Krichmar	2007							•

Chief of Operations	2006						•

Francis McNamara, III	2007							•

General Counsel	2006							•

Jeffrey Peters	2007							•

Head of International Business	N/A

Richard Robie, III	2007						•

Chief Administrative Officer	2006						•

Edward Shadek	2007							•

Deputy Head of Investments	2006							•

Sandra Whiston	2007							•

Head of Institutional Management	2006						•

N/A indicates the individual was not a member of Putnam’s Executive Board as of 4/30/06.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities and the net assets allocated to any outstanding preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange and the American Stock Exchange.

Comparative indexes

JPMorgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract and administrative services contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and administrative services contract, effective July 1, 2006.

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund (which includes fees paid under the administrative services contract) represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management (and administrative services, if applicable) fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management and administrative services fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 75th percentile in management fees and in the 63rd percentile in total expenses as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of your fund continue to meet evolving competitive standards.

• Economies of scale. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. (A “breakpoint” is a reduction in fee rates that applies to additional assets once speci-fied asset levels are reached.) The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s common share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper General Municipal Debt Funds (leveraged closed-end)) (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

75th	49th	42nd

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 61, 58, and 46 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

* The percentile rankings for your fund’s common share annualized total return performance in the Lipper General Municipal Debt Funds (leveraged closed-end) category for the one-, five- and ten-year periods ended March 31, 2007, were 37%, 77%, and 68%, respectively. Over the one-, five- and ten-year periods ended March 31, 2007, the fund ranked 21 out of 56, 39 out of 50, and 27 out of 39 funds, respectively. Unlike the information above, these rankings reflect performance before taxes. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intentto monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of your fund’s custodian and investor servicing agreements with Putnam Fiduciary Trust Company, which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Approval of new management contracts in connection with pending change in control

As discussed in the “Message from the Trustees” at the beginning of this shareholder report, on February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a defini-tive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc., a member of the Power Financial Corporation group of companies. In mid-May, shareholders voted overwhelmingly in favor of the proposed transaction. While the transaction is still subject to regulatory approvals and other conditions, it is currently expected to be completed by the middle of 2007.

At an in-person meeting on February 8–9, 2007, the Trustees considered the approval of new management contracts for each Putnam fund proposed to become effective upon the closing of the transaction, and the filing of a preliminary proxy statement. At an in-person meeting on March 8–9, 2007, the Trustees considered the approval of the final forms of the proposed new management contracts for each Putnam fund and the proxy statement. They reviewed the terms of the proposed new management contracts and the differences between the proposed new management contracts and the current management contracts (and, in the case of your fund, the administrative services contract). They noted that the terms of the proposed new management contracts were substantially identical to the current management contracts (and, in the case of your fund, addressed the provision of both investment management and administrative services and included a single fee for both of these services), except for certain changes developed at the initiative of the Trustees and designed largely to address inconsistencies among various of the existing contracts, which had been developed and implemented at different times in the past. In considering the approval of the proposed new management contracts, the Trustees also considered, as discussed further in the proxy statement, various matters relating to the transaction. Finally, in considering the proposed new management contracts, the Trustees also took into account their deliberations and conclusions (discussed above in the preceding paragraphs of the “Trustee Approval of Management Contract” section) in connection with the most recent annual approval of the continuance of the Putnam funds’ management contracts effective July 1, 2006, and the extensive materials that they had reviewed in connection with that approval process. Based upon the foregoing considerations, on March 9, 2007, the Trustees, including all of the Independent Trustees, unanimously approved the proposed new management contracts and determined to recommend their approval to the shareholders of the Putnam funds. There is no change in the aggregate rate that your fund will pay to Putnam Management for investment management and administrative services.

Other information for shareholders

Important notice regarding share repurchase program

In September 2006, the Trustees of your fund approved an extension of the current share repurchase program being implemented by Putnam Investments on behalf of your fund. The plan, as extended, allows your fund to repurchase, in the 24 months ending October 6, 2007, up to 10% of the shares outstanding as of October 7, 2005.

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Putnam Municipal Opportunities Trust:

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Municipal Opportunities Trust (the “fund”) at April 30, 2007, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at April 30, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Boston, Massachusetts June 14, 2007

The fund’s portfolio 4/30/07

Key to abbreviations
AMBAC AMBAC Indemnity Corporation	G.O. Bonds General Obligation Bonds
COP Certificate of Participation	MBIA MBIA Insurance Company
FGIC Financial Guaranty Insurance Company	PSFG Permanent School Fund Guaranteed
FHA Insd. Federal Housing Administration Insured	Radian Insd. Radian Group Insured
FHLMC Coll. Federal Home Loan Mortgage Corporation Collateralized	U.S. Govt. Coll. U.S. Government Collateralized
FNMA Coll. Federal National Mortgage Association Collateralized	VRDN Variable Rate Demand Notes
FSA Financial Security Assurance	XLCA XL Capital Assurance
GNMA Coll. Government National Mortgage Association Collateralized

MUNICIPAL BONDS AND NOTES (157.0%)*

	Rating**	Principal amount	Value

Alabama (0.2%)
Sylacauga, Hlth. Care Auth. Rev. Bonds (Coosa Valley Med. Ctr.),
Ser. A, 6s, 8/1/25	B/P	$ 400,000	$ 417,924

Arizona (2.3%)
AZ Hlth. Fac. Auth. Hosp. Syst. Rev. Bonds (John C. Lincoln
Hlth. Network), 6 3/8s, 12/1/37 (Prerefunded)	BBB	750,000	852,300
Casa Grande, Indl. Dev. Auth. Rev. Bonds (Casa Grande Regl. Med.
Ctr.), Ser. A, 7 5/8s, 12/1/29	B+/P	950,000	1,051,099
Cochise Cnty., Indl. Dev. Auth. Rev. Bonds (Sierra Vista Cmnty.
Hosp.), Ser. A, 6 3/4s, 12/1/26	BB+/P	455,000	464,537
Glendale, Indl. Dev. Auth. Rev. Bonds (Midwestern U.), 5s, 5/15/26	A–	800,000	852,368
Marana, Impt. Dist. Special Assmt. Bonds (Tangerine Farms Road),
4.6s, 1/1/26	Baa1	570,000	562,938
Pima Cnty., Indl. Dev. Auth. Rev. Bonds (Horizon Cmnty. Learning
Ctr.), 5.05s, 6/1/25	BBB-	500,000	494,720
Queen Creek, Special Assmt. Bonds (Dist. No. 001), 5s, 1/1/26	Baa2	350,000	358,407
			4,636,369

Arkansas (1.5%)
Independence Cnty., Poll. Control Rev. Bonds (Entergy AR, Inc.), 5s, 1/1/21	A–	1,000,000	1,021,020
Jefferson Cnty., Poll. Control Rev. Bonds (Entergy AR, Inc.),
4.6s, 10/1/17	A–	200,000	202,006
Northwest Regl. Arpt. Auth. Rev. Bonds, 7 5/8s, 2/1/27
(Prerefunded)	BB/P	1,000,000	1,047,330
Springdale, Sales & Use Tax Rev. Bonds, FSA, 4.05s, 7/1/26	Aaa	500,000	496,680
Washington Cnty., Hosp. Rev. Bonds (Regl. Med. Ctr.), Ser. B, 5s, 2/1/25	Baa2	250,000	257,258
			3,024,294

California (28.3%)
Anaheim, City School Dist. G.O. Bonds (Election of 2002), MBIA,
zero %, 8/1/26	Aaa	1,195,000	511,341
Azusa, Cmnty. Fac. Dist. Special Tax Bonds (No. 05-1),
Ser. 05-1, Class 1, 5s, 9/1/27	BB–/P	415,000	420,320
CA Edl. Fac. Auth. Rev. Bonds (U. of the Pacific), 5s, 11/1/21	A2	450,000	472,869
CA State G.O. Bonds
5 1/8s, 4/1/23	A1	500,000	528,705
5s, 5/1/22	A1	4,000,000	4,220,960
CA State Dept. of Wtr. Resources Rev. Bonds, Ser. A, 6s, 5/1/15
(Prerefunded)	Aaa	2,000,000	2,232,420
CA State Econ. Recvy. G.O. Bonds, Ser. A, 5s, 7/1/16	AA+	1,000,000	1,049,660
CA State Pub. Wks. Board Rev. Bonds (Dept. of Hlth. Svcs.
Richmond Laboratory), Ser. B, XLCA, 5s, 11/1/22	Aaa	1,810,000	1,917,858
CA Statewide Cmnty., Dev. Auth. COP (The Internext Group),
5 3/8s, 4/1/30	BBB	1,750,000	1,774,203

MUNICIPAL BONDS AND NOTES (157.0%)* continued

	Rating**	Principal amount	Value

California continued
CA Statewide Cmnty., Dev. Auth. Rev. Bonds (Huntington Memorial
Hosp.), 5s, 7/1/21	A+	$ 250,000	$ 262,803
Cathedral City, Impt. Board Act of 1915 Special Assmt. Bonds
(Cove Impt. Dist.), Ser. 04-02, 5.05s, 9/2/35	BB+/P	250,000	252,398
Chula Vista COP, MBIA, 5s, 8/1/32	Aaa	4,000,000	4,179,200
Chula Vista, Indl. Dev. Rev. Bonds (San Diego Gas), Ser. B, 5s, 12/1/27	A1	635,000	660,381
Garvey, School Dist. G.O. Bonds (Election of 2004), FSA, zero %, 8/1/24	Aaa	1,400,000	651,000
Gilroy, Rev. Bonds (Bonfante Gardens Park), 8s, 11/1/25	B–/P	576,000	544,274
Golden State Tobacco Securitization Corp. Rev. Bonds
Ser. 03 A-1, 5s, 6/1/21 (Prerefunded)	AAA	615,000	616,384
Ser. A-1, 4 1/2s, 6/1/27	BBB	700,000	689,962
Metro. Wtr. Dist. Rev. Bonds (Southern CA Wtr. Works), 5 3/4s, 8/10/18	AA+	6,000,000	6,860,280
Murrieta Valley, Unified School Dist. G.O. Bonds, Ser. A, FGIC,
zero %, 9/1/22	Aaa	1,405,000	719,950
Rincon Valley, Unified Elementary School Dist. G.O. Bonds
(Election of 2004), FGIC, zero %, 8/1/30	Aaa	1,500,000	533,160
Roseville, Cmnty. Fac. Special Tax Bonds
(Dist. No. 1 — Fiddyment Ranch), Ser. 1, 5s, 9/1/20	BB/P	200,000	201,918
(Dist. No. 1 — Westpark), 5 1/4s, 9/1/25	BB/P	875,000	898,686
Sacramento, Special Tax (North Natomas Cmnty. Fac.), Ser. 97-01,
5s, 9/1/29	BB/P	1,185,000	1,202,348
Sacramento, City Unified School Dist. G.O. Bonds (Election
1999), Ser. D, FSA, 5s, 7/1/28	Aaa	2,000,000	2,100,360
San Bernardino Cnty., COP (Med. Ctr. Fin.), Ser. A, MBIA,
6 1/2s, 8/1/17	Aaa	5,000,000	5,817,650
San Diego Cnty., COP, AMBAC
5 5/8s, 9/1/12	Aaa	6,000,000	6,277,380
5 1/2s, 9/1/07	AAA	6,000,000	6,036,660
San Jose, Redev. Agcy. Tax Alloc. Bonds (Merged Area Redev.
Project), MBIA, 5s, 8/1/32 (Prerefunded)	Aaa	2,500,000	2,632,325
Silicon Valley, Tobacco Securitization Auth. Rev. Bonds
(Santa Clara), Ser. A, zero %, 6/1/36	BBB/F	750,000	153,398
Sunnyvale, Cmnty. Fac. Dist. Special Tax Rev. Bonds, 7.65s, 8/1/21	BB–/P	745,000	804,958
Vallejo, COP (Marine World Foundation), 7.2s, 2/1/26	BBB–/P	1,300,000	1,337,297
			56,561,108

Colorado (0.5%)
CO Hlth. Fac. Auth. Rev. Bonds
(Christian Living Cmntys.), Ser. A, 5 3/4s, 1/1/26	BB–/P	100,000	105,488
(Evangelical Lutheran), 5 1/4s, 6/1/21	A3	535,000	569,122
(Evangelical Lutheran), 5 1/4s, 6/1/17	A3	340,000	365,109
			1,039,719

Delaware (0.9%)
GMAC Muni. Mtge. Trust 144A sub. notes, Ser. A1-2, 4.9s, 10/31/39	A3	1,500,000	1,546,470
New Castle Cnty., Rev. Bonds (Newark Charter School, Inc.), 5s, 9/1/30	BBB–	200,000	205,084
			1,751,554

District of Columbia (9.3%)
DC G.O. Bonds, Ser. A, 6s, 6/1/26 (Prerefunded)	A+	12,450,000	12,720,041
DC Wtr. & Swr. Auth. Pub. Util. Rev. Bonds, FGIC, 5s, 10/1/28	Aaa	5,550,000	5,803,413
			18,523,454

MUNICIPAL BONDS AND NOTES (157.0%)* continued

	Rating**	Principal amount	Value

Florida (4.2%)
Connerton West, Cmnty. Dev. Dist. Rev. Bonds, Ser. B, 5 1/8s, 5/1/16	BB–/P	$ 175,000	$ 176,040
FL Hsg. Fin. Corp. Rev. Bonds (Homeowner Mtge.), Ser. 5, 5s, 7/1/34	Aa1	780,000	790,865
Halifax, Hosp. Med. Ctr. Rev. Bonds, Ser. A, 5 1/4s, 6/1/20	BBB+	2,000,000	2,104,600
Lee Cnty., Indl. Dev. Auth. Hlth. Care. Fac. Rev. Bonds
(Alliance Cmnty.), Ser. C, 5 1/2s, 11/15/29 (Prerefunded)	BBB–	1,000,000	1,049,520
Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds (Mount Sinai Med.
Ctr.), Ser. A, 6.8s, 11/15/31	Ba1	500,000	550,545
Reunion West, Cmnty. Dev. Dist. Special Assmt. Bonds, 6 1/4s, 5/1/36	BB–/P	790,000	833,253
St. Lucie Cnty., School Board COP (Master Lease), Ser. A, FSA, 5s, 7/1/26	Aaa	1,965,000	2,063,722
Tern Bay, Cmnty. Dev. Dist. Special Assmt. Bonds, Ser. B, 5s, 5/1/15	BB–/P	395,000	393,483
Tolomato, Cmnty. Dev. Dist. Special Assmt. Bonds, 5.4s, 5/1/37	BB–/P	150,000	151,161
Wentworth Estates, Cmnty. Dev. Dist. Special Assmt. Bonds,
Ser. B, 5 1/8s, 11/1/12	BB–/P	375,000	375,623
			8,488,812

Georgia (5.2%)
Atlanta, Arpt. Rev. Bonds, Ser. B, FGIC, 5 5/8s, 1/1/30	Aaa	3,000,000	3,132,480
Atlanta, Wtr. & Waste Wtr. Rev. Bonds, FSA, 5s, 11/1/24	Aaa	4,000,000	4,243,520
Effingham Cnty., Indl. Dev. Auth. Rev. Bonds (Pacific Corp.), 6 1/2s, 6/1/31	B2	900,000	956,898
Rockdale Cnty., Dev. Auth. Solid Waste Disp. Rev. Bonds (Visay
Paper, Inc.), 7.4s, 1/1/16	B+/P	1,035,000	1,036,811
Savannah, Econ. Dev. Auth. Poll. Control Rev. Bonds (Intl.
Paper Co.), Ser. A, 5.1s, 8/1/14	BBB	1,000,000	1,046,740
			10,416,449

Hawaii (0.2%)
HI State Hsg. Fin. & Dev. Corp. Rev. Bonds, Ser. A, FNMA Coll.,
5 3/4s, 7/1/30	Aaa	345,000	352,914

Idaho (0.3%)
ID Hsg. & Fin. Assn. Rev. Bonds (Single Fam. Mtge.), Ser. C-2,
FHA Insd., 5.15s, 7/1/29	Aaa	555,000	558,802

Illinois (4.1%)
IL State Toll Hwy. Auth. Rev. Bonds, Ser. A-1, FSA, 5s, 1/1/23	Aaa	2,250,000	2,401,470
Lake Cnty., Cmnty. Construction G.O. Bonds
(School Dist. No. 024 Millburn), FGIC, zero %, 1/1/22	Aaa	2,440,000	1,292,761
(School Dist. No. 073 Hawthorn), FGIC, zero %, 12/1/20	Aaa	1,650,000	912,566
Metropolitan Pier & Exposition Auth. Rev. Bonds (McCormack Place
Expansion Project), MBIA, 5s, 12/15/28	Aaa	1,770,000	1,842,694
Montgomery, Special Assmt. Bonds (Lakewood Creek), Radian Insd.,
4.7s, 3/1/30	AA	600,000	597,468
Southern IL U. Rev. Bonds (Hsg. & Auxiliary), Ser. A, MBIA, zero %, 4/1/21	Aaa	2,230,000	1,225,519
			8,272,478

Indiana (7.0%)
Anderson, Econ. Dev. Rev. Bonds (Anderson U.), 5s, 10/1/24	BBB–/F	120,000	122,917
Carmel Clay, Indl. Parks Bldg. Corp. Rev. Bonds, MBIA, 5s, 1/15/26	Aaa	2,000,000	2,109,600
Fairfield, School Bldg. Corp. Ind. Rev. Bonds, FGIC, 5s, 7/15/24	Aaa	3,000,000	3,149,430
GCS School Bldg. Corp. Rev. Bonds (First Mtg.), FSA, 5s, 7/15/26	Aaa	1,000,000	1,048,080
IN Hlth. Fac. Fin. Auth. Rev. Bonds (Cmnty. Hosp.), Ser. A,
AMBAC, 5s, 5/1/24	Aaa	2,695,000	2,832,661
IN State Dev. Fin. Auth. Env. Impt. Rev. Bonds (USX Corp.),
5.6s, 12/1/32	Baa1	2,100,000	2,174,130
Indianapolis, Arpt. Auth. Rev. Bonds (Federal Express Corp.),
5.1s, 1/15/17	Baa2	2,500,000	2,636,800
			14,073,618

MUNICIPAL BONDS AND NOTES (157.0%)* continued

	Rating**	Principal amount	Value

Iowa (1.1%)
IA Fin. Auth. Hlth. Care Fac. Rev. Bonds (Care Initiatives),
9 1/4s, 7/1/25 (Prerefunded)	AAA	$ 860,000	$ 1,047,317
IA State Higher Ed. Loan Auth. Rev. Bonds
5s, 10/1/22	BBB–/F	605,000	624,039
(Wartburg), Ser. A, 5s, 10/1/21	BBB–/F	605,000	624,723
			2,296,079

Kansas (0.3%)
Lawrence, Hosp. Rev. Bonds (Lawrence Memorial Hosp.), 5 1/4s, 7/1/21	A3	250,000	267,423
Salina, Hosp. Rev. Bonds (Salina Regl. Hlth.), 5s, 10/1/16	A1	300,000	319,284
			586,707

Louisiana (0.7%)
LA Local Govt. Env. Fac. Cmnty. Dev. Auth. Rev. Bonds (St. James
Place), Ser. A, 7s, 11/1/20	B–/P	950,000	976,800
LA Pub. Fac. Auth. Rev. Bonds (Pennington Med. Foundation), 5s, 7/1/16	A3	350,000	365,782
			1,342,582

Maine (0.3%)
Rumford, Solid Waste Disp. Rev. Bonds (Boise Cascade Corp.),
6 7/8s, 10/1/26	Ba3	600,000	659,568

Massachusetts (4.2%)
MA State Dev. Fin. Agcy. Higher Ed. Rev. Bonds
(Emerson College), Ser. A, 5s, 1/1/19	A–	140,000	149,040
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(UMass Memorial), Ser. C, 6 1/2s, 7/1/21	Baa2	1,875,000	2,029,763
(Berkshire Hlth. Syst.), Ser. E, 6 1/4s, 10/1/31	BBB+	1,300,000	1,409,408
(Hlth. Care Syst. Covenant Hlth.), Ser. E, 6s, 7/1/31	A	1,800,000	1,946,610
MA State School Bldg. Auth. Dedicated Sales Tax Rev. Bonds
(Dedicated Sales Tax), Ser. A, AMBAC, 4 3/4s, 8/15/32	Aaa	2,750,000	2,844,875
			8,379,696

Michigan (6.5%)
Detroit, G.O. Bonds, Ser. A, FGIC, 5s, 7/1/30	Aaa	4,500,000	4,649,760
MI Higher Ed. Fac. Auth. Rev. Bonds (Kalamazoo College), 5 1/2s, 12/1/18	A1	500,000	535,855
MI State Hosp. Fin. Auth. Rev. Bonds
(Oakwood Hosp.), Ser. A, 5 3/4s, 4/1/32 (Prerefunded)	A2	1,000,000	1,059,950
(Midmichigan Health Oblig. Group), Ser. A, 5s, 4/15/26	A1	1,575,000	1,634,803
(Hosp. Sparrow), 5s, 11/15/23	A1	1,370,000	1,424,608
MI State Hsg. Dev. Auth. Rev. Bonds, Ser. A, 3.9s, 6/1/30	AA+	1,200,000	1,195,536
MI State Strategic Fund, Ltd. Rev. Bonds (Worthington Armstrong
Venture), U.S. Govt. Coll., 5 3/4s, 10/1/22 (Prerefunded)	AAA/P	1,650,000	1,895,306
Midland Cnty., Econ. Dev. Corp. Rev. Bonds, 6 3/4s, 7/23/09	Ba3	700,000	712,173
			13,107,991

Minnesota (2.4%)
Cohasset, Poll. Control Rev. Bonds (Allete, Inc.), 4.95s, 7/1/22	A–	3,000,000	3,072,450
MN State Higher Ed. Fac. Auth. Rev. Bonds (U. of St. Thomas),
Ser. 6-I, 5s, 4/1/23	A2	500,000	530,605
MN State Hsg. Fin. Agcy. Rev. Bonds (Res. Hsg.), Ser. B, 5s, 7/1/34	AA+	595,000	609,072
St. Paul, Hsg. & Redev. Auth. Hosp. Rev. Bonds (Healtheast), 6s, 11/15/25	Baa3	450,000	499,743
			4,711,870

MUNICIPAL BONDS AND NOTES (157.0%)* continued

	Rating**	Principal amount	Value

Mississippi (1.1%)
MS Bus. Fin. Corp. Poll. Control Rev. Bonds (Syst. Energy Resources, Inc.)
5.9s, 5/1/22	BBB–	$ 1,000,000	$ 1,004,860
5 7/8s, 4/1/22	BBB–	580,000	582,105
MS Home Corp. Rev. Bonds (Single Fam. Mtge.), Ser. B-2, GNMA
Coll., FNMA Coll., 6.45s, 12/1/33	Aaa	515,000	530,424
			2,117,389

Missouri (3.6%)
Cape Girardeau Cnty., Indl. Dev. Auth. Hlth. Care Fac. Rev.
Bonds (St. Francis Med. Ctr.), Ser. A, 5 1/2s, 6/1/16	A+	1,750,000	1,872,798
MO State Hlth. & Edl. Fac. Auth. Rev. Bonds (Washington U.),
Ser. A, 5s, 2/15/33	Aaa	2,500,000	2,608,100
MO State Hlth. & Edl. Fac. Auth. VRDN (Cox Hlth. Syst.), AMBAC,
4.1s, 6/1/22	VMIG1	1,500,000	1,500,000
MO State Hsg. Dev. Comm. Mtge. Rev. Bonds (Single Fam.
Homeowner Loan)
Ser. C-1, GNMA Coll., FNMA Coll., 7.15s, 3/1/32	AAA	650,000	684,431
Ser. C, GNMA Coll., FNMA Coll., 5.6s, 9/1/35	AAA	545,000	573,863
			7,239,192

Nevada (5.2%)
Clark Cnty., G.O. Bonds (Pk. & Regl. Justice Ctr.), FGIC,
5 5/8s, 11/1/19 (Prerefunded)	Aaa	3,505,000	3,666,896
Clark Cnty., Arpt. Rev. Bonds, Ser. A-2, FGIC, 5 1/8s, 7/1/26	Aaa	5,000,000	5,292,700
Clark Cnty., Impt. Dist. Special Assmt. Bonds (Summerlin
No. 151), 5s, 8/1/25	BB/P	700,000	713,265
Henderson, Local Impt. Dist. Special Assmt.
(No. T-16), 5 1/8s, 3/1/25	BB–/P	200,000	202,466
(No. T-16), 5.1s, 3/1/21	BB–/P	310,000	315,208
(No. T-17), 5s, 9/1/25	BB–/P	175,000	178,778
			10,369,313

New Jersey (8.8%)
Newark, Hsg. Auth. Rev. Bonds (Port Auth. Newark Marine
Terminal), MBIA, 5 1/4s, 1/1/20 (Prerefunded)	Aaa	1,000,000	1,088,250
NJ Econ. Dev. Auth. Rev. Bonds
(Cigarette Tax), 5 3/4s, 6/15/29	Baa2	1,500,000	1,630,140
(Motor Vehicle), Ser. A, MBIA, 5s, 7/1/27	Aaa	2,000,000	2,122,080
NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds (Hunterdon Med. Ctr.), Ser. B
5s, 7/1/20	A–	575,000	602,071
5s, 7/1/18	A–	520,000	545,688
NJ State Rev. Bonds (Trans. Syst.), Ser. C, AMBAC, zero %, 12/15/24	Aaa	4,200,000	1,964,508
NJ State Edl. Fac. Auth. Rev. Bonds (Rowan U.), Ser. C, MBIA,
5s, 7/1/23 (Prerefunded)	Aaa	1,840,000	1,984,385
Passaic Cnty., Impt. Auth. Lease Rev. Bonds (Preakness Hlth.
Care Ctr.), AMBAC
5s, 5/1/25	Aaa	2,505,000	2,643,376
5s, 5/1/24	Aaa	2,385,000	2,516,747
Tobacco Settlement Fin. Corp. Rev. Bonds
6 3/4s, 6/1/39 (Prerefunded)	AAA	1,150,000	1,336,588
Ser. 1A, 4 1/2s, 6/1/23	BBB	1,150,000	1,134,429
			17,568,262

MUNICIPAL BONDS AND NOTES (157.0%)* continued

	Rating**	Principal amount	Value

New Mexico (0.6%)
NM Mtge. Fin. Auth. Rev. Bonds (Single Fam. Mtge.)
Ser. C, GNMA Coll., FNMA Coll., FHLMC Coll., 5.82s, 9/1/33	AAA	$ 725,000	$ 756,161
Ser. F2, Class I, GNMA Coll., FNMA Coll., FHLMC Coll., 5.6s, 7/1/38	AAA	500,000	535,465
			1,291,626

New York (10.7%)
Buffalo, G.O. Bonds, Ser. D, FGIC, 5 1/2s, 12/15/13	Aaa	1,000,000	1,075,700
Niagara Cnty., Indl. Dev. Agcy. Rev. Bonds, Ser. C, 5 5/8s, 11/15/24	Baa2	500,000	527,545
NY City, G.O. Bonds
Ser. C, 5 1/4s, 8/1/11	AA–	3,000,000	3,168,840
Ser. J/J-1, 5s, 6/1/21	AA–	1,000,000	1,063,720
NY City, City Transitional Fin. Auth. Rev. Bonds, AMBAC, 5 1/4s, 8/1/15	Aaa	1,000,000	1,073,220
NY City, Hsg. Dev. Corp. Rev. Bonds, Ser. A, FGIC, 5s, 7/1/25	Aaa	500,000	525,605
NY City, Indl. Dev. Agcy. Rev. Bonds
(Liberty-7 World Trade Ctr.), Ser. A, 6 1/4s, 3/1/15	B–/P	400,000	424,788
(Brooklyn Navy Yard Cogen. Partners), 6.2s, 10/1/22	BBB–	770,000	844,028
NY City, Indl. Dev. Agcy. Special Arpt. Fac. Rev. Bonds
(Airis JFK I, LLC), Ser. A, 5 1/2s, 7/1/28	Baa3	2,100,000	2,174,718
(British Airways PLC), 5 1/4s, 12/1/32	Ba2	200,000	198,876
NY Cntys., Tobacco Trust III Rev. Bonds (Tobacco Settlement), 6s, 6/1/43	BBB	1,500,000	1,614,300
NY State Energy Research & Dev. Auth. Gas Fac. Rev. Bonds
(Brooklyn Union Gas), 6.952s, 7/1/26	A+	2,000,000	2,029,180
NY State Hwy. Auth. Rev. Bonds (Hwy. & Bridge Trust Fund),
Ser. B, FGIC, 5s, 4/1/17	Aaa	1,500,000	1,624,005
Onondaga Cnty., Indl. Dev. Agcy. Rev. Bonds (Solvay
Paperboard, LLC), 7s, 11/1/30 (acquired 6/30/04,
cost $827,862) ‡	BB/P	800,000	832,800
Port. Auth. NY & NJ Special Oblig. Rev. Bonds (JFK Intl. Air
Term. — 6), MBIA, 5.9s, 12/1/17	Aaa	1,500,000	1,546,440
Triborough Bridge & Tunnel Auth. Rev. Bonds, Ser. A
5s, 1/1/32 (Prerefunded)	AAA	2,125,000	2,248,696
5s, 1/1/32	Aa2	375,000	388,043
			21,360,504

North Carolina (0.8%)
NC State Muni. Pwr. Agcy. Rev. Bonds (No. 1, Catawba Elec.),
Ser. B, 6 1/2s, 1/1/20	A3	1,500,000	1,613,085

Ohio (6.0%)
Cleveland, Muni. School Dist. G.O. Bonds, FSA, 5s, 12/1/27	Aaa	5,700,000	6,015,780
Coshocton Cnty., Env. Rev. Bonds (Smurfit-Stone
Container Corp.) 144A, 5 1/8s, 8/1/13	CCC+	500,000	503,280
Field, Local School Dist. G.O. Bonds (School Fac. Construction &
Impt.), AMBAC, 5s, 12/1/25	Aaa	1,355,000	1,437,140
Montgomery Cnty., Rev. Bonds (Catholic Hlth. Initiatives),
Ser. A, 5s, 5/1/30	Aa2	525,000	545,066
Montgomery Cnty., Hosp. Rev. Bonds (Kettering Med. Ctr.),
6 3/4s, 4/1/22 (Prerefunded)	A2	1,000,000	1,092,680
Rickenbacker, Port Auth. Rev. Bonds (OASBO Expanded Asset
Pooled), Ser. A, 5 3/8s, 1/1/32	A2	2,165,000	2,417,634
			12,011,580

Oklahoma (0.5%)
OK Dev. Fin. Auth. Rev. Bonds (Hillcrest Hlth. Care Syst.),
Ser. A, U.S. Govt. Coll., 5 5/8s, 8/15/29 (Prerefunded)	Aaa	950,000	998,156

MUNICIPAL BONDS AND NOTES (157.0%)* continued

	Rating**	Principal amount	Value

Pennsylvania (7.7%)
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds (Pittsburgh Mercy
Hlth. Syst.), AMBAC, 5 5/8s, 8/15/26 (Prerefunded)	Aaa	$ 5,000,000	$ 5,076,850
Bucks Cnty., Indl. Dev. Auth. Retirement Cmnty. Rev. Bonds
(Ann’s Choice, Inc.), Ser. A, 5.3s, 1/1/14	BB/P	460,000	470,318
Carbon Cnty., Indl. Dev. Auth. Rev. Bonds (Panther Creek
Partners), 6.65s, 5/1/10	BBB–	575,000	593,176
Hempfield, Area School Dist. G.O. Bonds (Westmoreland Cnty.),
Ser. A, FGIC, 5 1/4s, 3/15/21 (Prerefunded)	Aaa	4,000,000	4,382,920
Lancaster Cnty., Hosp. Auth. Rev. Bonds (Gen. Hosp.), 5 1/2s,
3/15/26 (Prerefunded)	AA–	1,500,000	1,649,160
Lehigh Cnty., Gen. Purpose Auth. Rev. Bonds (Lehigh Valley Hosp.
Hlth. Network), Ser. A, 5 1/4s, 7/1/32	A1	1,000,000	1,045,310
PA State Econ. Dev. Fin. Auth. Resource Recvy. Rev. Bonds
(Northampton Generating), Ser. A, 6.6s, 1/1/19	B+	700,000	708,176
Sayre, Hlth. Care Fac. Auth. Rev. Bonds (Guthrie Hlth.), Ser. A
5 7/8s, 12/1/31 (Prerefunded)	A	1,120,000	1,230,163
5 7/8s, 12/1/31	A	330,000	353,100
			15,509,173

Puerto Rico (0.1%)
Cmnwlth. of PR, Govt. Dev. Bank Rev. Bonds, Ser. AA, 5s, 12/1/16	BBB	200,000	214,296

Rhode Island (0.1%)
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A, 6 1/4s, 6/1/42	BBB	200,000	214,970

South Carolina (6.5%)
Greenwood Cnty., Hosp. Rev. Bonds (Memorial Hosp.), 5 1/2s, 10/1/26	A2	500,000	525,290
Lexington Cnty. Hlth. Svcs. Dist. Inc. Hosp. Rev. Bonds, 5 1/2s, 5/1/37	A+	750,000	800,138
SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev. Bonds (Palmetto Hlth.), Ser. C
6s, 8/1/20 (Prerefunded)	Baa1	1,110,000	1,243,233
6s, 8/1/20 (Prerefunded)	Baa1	140,000	156,804
SC State Pub. Svcs. Auth. Rev. Bonds, Ser. A, AMBAC, 5s, 1/1/29	Aaa	5,000,000	5,238,950
SC Tobacco Settlement Rev. Mgmt. Auth. Rev. Bonds, Ser. B,
6 3/8s, 5/15/30	BBB	2,135,000	2,485,354
SC Trans. Infrastructure Bk. Rev. Bonds, Ser. A, AMBAC, 5s, 10/1/27	Aaa	2,460,000	2,605,017
			13,054,786

South Dakota (0.9%)
SD Edl. Enhancement Funding Corp. SD Tobacco Rev. Bonds,
Ser. B, 6 1/2s, 6/1/32	BBB	450,000	491,877
SD Hsg. Dev. Auth. Rev. Bonds (Home Ownership Mtge.), Ser. J,
4 1/2s, 5/1/17	AAA	500,000	517,490
SD State Hlth. & Edl. Fac. Auth. Rev. Bonds (Sanford Hlth.)
5s, 11/1/21	AA–	250,000	262,025
5s, 11/1/19	AA–	595,000	626,571
			1,897,963

Tennessee (1.8%)
Johnson City, Hlth. & Edl. Fac. Board Hosp. Rev. Bonds (First
Mtge. Mountain States Hlth.), Ser. A, 7 1/2s, 7/1/33	BBB+	2,750,000	3,179,083
Sullivan Cnty., Hlth. Edl. & Hsg. Hosp. Fac. Board Rev. Bonds
(Wellmont Hlth. Syst.), Ser. C, 5s, 9/1/22	BBB+	430,000	443,558
			3,622,641

MUNICIPAL BONDS AND NOTES (157.0%)* continued

	Rating**	Principal amount	Value

Texas (9.7%)
Bexar Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds (St. Luke’s Hlth.
Syst.), FSA, 6.1s, 11/15/23 (Prerefunded)	Aaa	$ 4,000,000	$4,224,920
Cedar Hill, Indpt. School Dist. G.O. Bonds (School Impt.), FGIC,
zero %, 8/15/31	Aaa	6,045,000	1,993,943
Edgewood, Indpt. School Dist. Bexar Cnty. G.O. Bonds, Ser. A,
PSFG, 5s, 2/15/26	Aaa	2,020,000	2,114,395
El Paso, Indpt. School Dist. G.O. Bonds, Ser. A, PSFG, 5 1/4s, 8/15/21	AAA	2,345,000	2,533,092
Gateway, Pub. Fac. Corp. Rev. Bonds (Stonegate Villas Apt.),
FNMA Coll., 4.55s, 7/1/34	Aaa	750,000	775,905
Harris Cnty., Hlth. Fac. Dev. Corp. Hosp. Rev. Bonds (Memorial
Hermann Hlth. Care Syst.), Ser. A, 5 1/4s, 12/1/18	A+	610,000	649,552
Sabine River Auth. Rev. Bonds (TXU Electric), Ser. C, 5.2s, 5/1/28	Baa2	500,000	507,195
San Antonio Wtr. Rev. Bonds, Ser. A, FSA, 5s, 5/15/32	Aaa	2,000,000	2,071,880
Snyder, Indpt. School Dist. G.O. Bonds (School Bldg.), AMBAC,
5 1/4s, 2/15/25	AAA	1,280,000	1,383,360
Tomball, Hosp. Auth. Rev. Bonds (Tomball Regl. Hosp.), 6s, 7/1/29	Baa3	2,000,000	2,075,380
TX State Dept. of Hsg. & Cmnty. Affairs Rev. Bonds (Single
Fam.), Ser. F, FHA Insd., 5 3/4s, 3/1/37	AAA	1,000,000	1,066,370
			19,395,992

Utah (1.0%)
Salt Lake City, Hosp. Rev. Bonds, AMBAC, 6 3/4s, 5/15/20 (Prerefunded)	AAA	2,000,000	2,004,940

Virginia (2.5%)
Fredericksburg, Indl. Dev. Auth. Rev. Bonds (Medicorp Hlth.
Syst.), Ser. B, 5 1/8s, 6/15/33	A3	500,000	513,195
Front Royal & Warren Cnty., Indl. Dev. Auth. Lease Rev. Bonds
(School Cap. Impt.), Ser. B, FSA, 5s, 4/1/29	Aaa	2,500,000	2,626,450
Henrico Cnty., Econ. Dev. Auth. Rev. Bonds (United Methodist),
Ser. A, 6.7s, 6/1/27	BB+/P	1,000,000	1,067,050
Stafford Cnty., Econ. Dev. Auth. Hosp. Fac. Rev. Bonds
(Medicorp. Hlth. Syst.), 5 1/4s, 6/15/26	A3	750,000	793,373
			5,000,068

Washington (4.8%)
Chelan Cnty. Dev. Corp. Rev. Bonds (Alcoa), 5.85s, 12/1/31	A2	4,000,000	4,006,200
Tobacco Settlement Auth. of WA Rev. Bonds, 6 1/2s, 6/1/26	BBB	1,205,000	1,321,801
WA State G.O. Bonds (Motor Vehicle Fuel), Ser. B, MBIA, 5s, 7/1/24	Aaa	4,000,000	4,211,080
			9,539,081

West Virginia (0.7%)
Princeton, Hosp. Rev. Bonds (Cmnty. Hosp. Assn., Inc.), 6.1s, 5/1/29	B2	1,300,000	1,339,351

Wisconsin (4.4%)

Badger Tobacco Settlement Asset Securitization Corp. Rev. Bonds
7s, 6/1/28	BBB	2,600,000	2,887,040
6 3/8s, 6/1/32	BBB	2,500,000	2,720,025
WI Hsg. & Econ. Dev. Auth. Rev. Bonds (Home Ownership), Ser. D,
4 7/8s, 3/1/36	Aa2	475,000	484,662
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Wheaton Franciscan), 5 3/4s, 8/15/30 (Prerefunded)	A3	2,400,000	2,630,531
			8,722,258

TOTAL INVESTMENTS
Total investments (cost $299,024,520)			$ 314,286,614

* Percentages indicated are based on net assets of $200,175,830.

** The Moody’s or Standard & Poor’s ratings indicated are believed to be the most recent ratings available at April 30, 2007 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at April 30, 2007. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” Ratings are not covered by the Report of Independent Registered Public Accounting Firm.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at April 30, 2007 was $832,800 or 0.4% of net assets.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on Variable Rate Demand Notes (VRDN) are the current interest rates at April 30, 2007.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at April 30, 2007 (as a percentage of net assets):

Local government	40.2%
Health care	33.3
Utilities	22.3
State government	10.2

The fund had the following insurance concentrations greater than 10% at April 30, 2007 (as a percentage of net assets):

AMBAC	22.7%
FGIC	19.4
MBIA	14.6
FSA	14.0

The accompanying notes are an integral part of these financial statements.

30

Statement of assets and liabilities 4/30/07

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $299,024,520)	$314,286,614

Cash	2,582,831

Interest and other receivables	4,901,651

Receivable for securities sold	933,585

Total assets	322,704,681

LIABILITIES

Distributions payable to shareholders	727,493

Distributions payable to preferred shareholders	141,905

Accrued preferred shares distribution payable (Note 1)	29,823

Payable for securities purchased	21,545

Payable for compensation of Manager (Note 2)	428,877

Payable for investor servicing and custodian fees (Note 2)	15,520

Payable for Trustee compensation and expenses (Note 2)	54,741

Payable for administrative services (Note 2)	3,577

Other accrued expenses	105,370

Total liabilities	1,528,851

Series A remarketed preferred shares: 800 shares authorized and issued at $50,000 per share (Note 4)	40,000,000

Series B and C remarketed preferred shares: 3,240 shares authorized and issued at $25,000 per share (Note 4)	81,000,000

Net assets applicable to common shares outstanding	$200,175,830

REPRESENTED BY

Paid-in capital — common shares (Unlimited shares authorized) (Notes 1 and 5)	$207,219,005

Distributions in excess of net investment income (Note 1)	(116,279)

Accumulated net realized loss on investments (Note 1)	(22,188,990)

Net unrealized appreciation of investments	15,262,094

Total — Representing net assets applicable to common shares outstanding	$200,175,830

COMPUTATION OF NET ASSET VALUE

Net asset value per common share ($200,175,830 divided by 15,172,510 shares)	$13.19

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 4/30/07

INTEREST INCOME	$16,133,734

EXPENSES

Compensation of Manager (Note 2)	1,771,630

Investor servicing fees (Note 2)	101,053

Custodian fees (Note 2)	94,181

Trustee compensation and expenses (Note 2)	32,001

Administrative services (Note 2)	19,212

Preferred share remarketing agent fees	305,623

Other	256,663

Total expenses	2,580,363

Expense reduction (Note 2)	(106,619)

Net expenses	2,473,744

Net investment income	13,659,990

Net realized loss on investments (Notes 1 and 3)	(357,587)

Net realized loss on futures contracts (Note 1)	(78,998)

Net unrealized appreciation of investments and futures contracts during the year	4,388,138

Net gain on investments	3,951,553

Net increase in net assets resulting from operations	$17,611,543

DISTRIBUTIONS TO SERIES A, B, AND C REMARKETED PREFERRED SHAREHOLDERS (NOTE 1):

From tax exempt net investment income	(4,325,346)

Net increase in net assets resulting from operations (applicable to common shareholders)	$13,286,197

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS
	Year ended	Year ended
	4/30/07	4/30/06

Operations:
Net investment income	$ 13,659,990	$ 13,727,017

Net realized loss on investments	(436,585)	(220,969)

Net unrealized appreciation (depreciation) of investments	4,388,138	(4,528,961)

Net increase in net assets resulting from operations	17,611,543	8,977,087

DISTRIBUTIONS TO SERIES A, B, AND C REMARKETED PREFERRED SHAREHOLDERS: (NOTE 1)

From ordinary income

Taxable net investment income	—	(4,590)

From tax exempt net investment income	(4,325,346)	(3,386,182)

Net increase in net assets resulting from operations (applicable to common shareholders)	13,286,197	5,586,315

DISTRIBUTIONS TO COMMON SHAREHOLDERS: (NOTE 1)

From ordinary income

Taxable net investment income	—	(36,789)

From tax exempt net investment income	(8,859,421)	(10,949,703)

Decrease from shares repurchased (Note 5)	(7,799,198)	(3,556,826)

Total decrease in net assets	(3,372,422)	(8,957,003)

NET ASSETS

Beginning of year	203,548,252	212,505,255

End of year (including distributions in excess of net investment income of $116,279 and $574,397, respectively)	$200,175,830	$203,548,252

NUMBER OF FUND SHARES

Common shares outstanding at beginning of year	15,846,380	16,157,092

Shares repurchased (Note 5)	(673,870)	(310,712)

Common shares outstanding at end of year	15,172,510	15,846,380

Remarketed preferred shares outstanding at beginning and end of year	4,040	4,040

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
			Year ended
	4/30/07	4/30/06	4/30/05	4/30/04	4/30/03

Net asset value, beginning of period
(common shares)	$12.85	$13.15	$12.72	$12.98	$13.00

Investment operations:
Net investment income (a)	.89	.86	.91	1.00	1.09

Net realized and unrealized
gain (loss) on investments	.23	(.30)	.51	(.24)	(.10)

Total from investment operations	1.12	.56	1.42	.76	.99

Distributions to preferred shareholders:

From net investment income	(.28)	(.21)	(.12)	(.07)	(.10)

Total from investment operations
(applicable to common shareholders)	.84	.35	1.30	.69	.89

Distributions to common shareholders:

From net investment income	(.57)	(.68)	(.87)	(.95)	(.91)

Total distributions	(.57)	(.68)	(.87)	(.95)	(.91)

Increase from shares repurchased	.07	.03	—	—	—

Net asset value, end of period
(common shares)	$13.19	$12.85	$13.15	$12.72	$12.98

Market price, end of period
(common shares)	$12.20	$11.68	$11.72	$12.47	$12.48

Total return at market price (%)
(common shares) (b)	9.64	5.61	.82	7.49	7.35

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(common shares)(in thousands)	$200,176	$203,548	$212,505	$205,571	$209,697

Ratio of expenses to
average net assets (%)(c,d)	1.28	1.37	1.40	1.37	1.41

Ratio of net investment income
to average net assets (%)(d)	4.61	4.92	6.15	7.05	7.65

Portfolio turnover (%)	12.60	10.74	29.51	19.19	12.30

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Ratios reflect net assets available to common shares only: net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 4/30/07

Note 1: Significant accounting policies

Putnam Municipal Opportunities Trust (the “fund”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund's investment objective is to seek as high a level of current income exempt from federal income tax as Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with the preservation of capital. The fund intends to achieve its objective by investing in a portfolio of investment grade and some below investment-grade municipal bonds selected by Putnam Management.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Certain investments are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 2007, the fund had a capital loss carryover of $21,500,758 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$2,526,324	April 30, 2008

1,503,027	April 30, 2009

2,243,569	April 30, 2010

3,588,009	April 30, 2011

8,885,378	April 30, 2012

2,388,286	April 30, 2013

366,165	April 30, 2015

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending April 30, 2008 $457,139 of losses recognized during the period November 1, 2006 to April 30, 2007.

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period for Series A and a 7-day period for Series B and Series C. The applicable dividend rate for the remarketed preferred shares on April 30, 2007 was 3.65% for Series A, 3.95% for Series B and 3.92% for Series C. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of post-October loss deferrals, dividends payable and straddle loss deferrals. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended April 30, 2007, the fund reclassified $17,105 to increase distributions in excess of net investment income and $17,105 to decrease accumulated net realized losses.

The tax basis components of distributable earnings and the federal tax cost as of April 30, 2007 were as follows:

Unrealized appreciation	$ 15,729,414
Unrealized depreciation	(448,981)
—————————————
Net unrealized appreciation	15,280,433
Undistributed tax exempt income	723,960
Undistributed ordinary income	9,868
Capital loss carryforward	(21,500,758)
Post-October loss	(457,139)

Cost for federal income tax purposes	$299,006,181

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of year end.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average weekly net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.35% of the average weekly net assets of the fund attributable to common and preferred shares outstanding or (ii) the following annual rates expressed as a percentage of the fund’s average weekly net assets attributable to common and preferred shares outstanding: 0.45% of the first $500 million and 0.35% of the next $500 million, with additional breakpoints at higher asset levels.

In addition, the fund pays an administrative services fee to Putnam Management quarterly based on an annual rate of 0.20% of the average weekly net assets attributable to common and preferred shares outstanding. These amounts are included in Compensation of Manager in the Statement of operations.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund’s gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than the effective management and administrative service fees rate under the contracts multiplied by the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC, and by State Street Bank and Trust Company. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. During the year ended April 30, 2007, the fund incurred $190,135 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into arrangements with PFTC and State Street Bank and Trust Company whereby PFTC's and State Street Bank and Trust Company's fees are reduced by credits allowed on cash balances. For the year ended April 30, 2007, the fund's expenses were reduced by $106,619 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $289, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who was not an independent Trustee during the period, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee's average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the year ended April 30, 2007, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $39,807,211 and $39,887,930, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Preferred shares

The Series A (800), Series B (1,620) and Series C (1,620) Remarketed Preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000, $25,000 and $25,000 per share, respectively, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares. Additionally, the fund’s bylaws impose more stringent asset coverage requirements and restrictions relating to the rating of the remarketed preferred shares by the shares’ rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At April 30, 2007, no such restrictions have been placed on the fund.

Note 5: Share repurchase program

In October 2005, the Trustees of your fund authorized Putnam Investments to implement a repurchase program on behalf of your fund, which would allow your fund to repurchase up to 5% of its outstanding common shares over the 12 months ending October 6, 2006 (based on shares outstanding as of October 7, 2005). In March 2006, the Trustees approved an increase in this repurchase program to allow the fund to repurchase a total of up to 10% of its outstanding common shares over the same period. In September 2006, the Trustees extended the program on its existing terms through October 6, 2007. Repurchases will only be made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the year ended April 30, 2007, the fund repurchased 673,870 common shares for an aggregate purchase price of $7,799,198, which reflects a weighted-average discount from net asset value per share of 11.58% .

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division (“MSD”) in connection with excessive short-term trading by certain former Putnam employees and, in the case of charges brought by the MSD, excessive short-term trading by participants in some Putnam-administered 401(k) plans. Putnam Management agreed to pay $193.5 million in penalties and restitution, of which $153.5 million will be distributed to certain open-end Putnam funds and their shareholders after the SEC and MSD approve a distribution plan being developed by an independent consultant. The allegations of the SEC and MSD and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits filed against Putnam Management and, in a limited number of cases, against some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management's ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncement

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements. The effects of implementing this pronouncement, if any, will be noted in the fund’s next semiannual financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Note 8: Actions by the Trustees

The Trustees of the Putnam Funds have approved a plan to merge Putnam Municipal Bond Fund and Putnam Investment Grade Municipal Trust, both closed-end funds managed by Putnam Management, into the Fund. The transaction is expected to occur in the fall of 2007. It is subject to a number of conditions, including approval by common and preferred shareholders of the funds, and there is no guarantee that it will occur.

Federal tax information and compliance certifications (Unaudited)

Federal tax information

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

Compliance certifications

On November 15, 2006, your fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the fund’s disclosure controls and procedures and internal control over financial reporting.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Ryerson, Inc. (a metals service corporation), the Mutual Fund Directors Forum, and Advocate Health Care. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company). Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards), and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as a Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a director of New York Stock Exchange LLC, a wholly-owned subsidiary of the publicly-traded NYSE Group, Inc., a director of Interactive Data Corporation (a provider of financial market data, analytics, and related services to financial institutions and individual investors), and an advisor to RCM Capital Management (an investment management firm).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years.

Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper products, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure), a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services), and a Member of the Board of Overseers of the Boston Symphony Orchestra. Prior to July 2006, he served as President of the Yale University Council and continues to serve as a Member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler (Born 1949), Trustee since 2006

Mr. Leibler is a founding partner of and advisor to the Boston Options Exchange, the nation’s newest electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also lead director of Ruder Finn Group, a global communications and advertising firm; and a director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a director of the Optimum Funds group. Prior to October 2006, he served as a director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, he served as President and Chief Operating Officer of the American Stock Exchange, and is the youngest person in Exchange history to hold the title of President. Prior to serving as Amex President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Until 2005, Mr. Stephens was a director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization) and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004 and President of the Funds since 2007

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”) and President of the Putnam Funds. He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as a Trustee of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business and Dartmouth College Board of Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (Born 1951), Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School. Until 2006, he was a Trustee of Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of April 30, 2007, there were 105 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and/or as shareholders of Marsh & McLennan Companies, Inc. Mr. Haldeman is the President of your fund and each of the other Putnam funds, and is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	Richard S. Robie, III (Born 1960)
Executive Vice President, Principal Executive Officer, Associate	Vice President
Treasurer, and Compliance Liaison	Since 2004
Since 1989	Senior Managing Director, Putnam Investments, Putnam Management
and Putnam Retail Management. Prior to 2003, Senior Vice President,
Jonathan S. Horwitz (Born 1955)	United Asset Management Corporation
Senior Vice President and Treasurer
Since 2004
Prior to 2004, Managing Director,	Francis J. McNamara, III (Born 1955)
Putnam Investments	Vice President and Chief Legal Officer
Since 2004
Senior Managing Director, Putnam Investments, Putnam Management
Steven D. Krichmar (Born 1958)	and Putnam Retail Management. Prior to 2004, General Counsel,
Vice President and Principal Financial Officer	State Street Research & Management Company
Since 2002
Senior Managing Director, Putnam Investments	Robert R. Leveille (Born 1969)
Chief Compliance Officer
Janet C. Smith (Born 1965)	Since 2007
Vice President, Principal Accounting Officer and Assistant Treasurer	Managing Director, Putnam Investments, Putnam Management,
Since 2007	and Putnam Retail Management. Prior to 2005, member of Bell
Managing Director, Putnam Investments and Putnam Management	Boyd & Lloyd LLC. Prior to 2003, Vice President and Senior Counsel,
Liberty Funds Group LLC
Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer	Mark C. Trenchard (Born 1962)
Since 2007	Vice President and BSA Compliance Officer
Managing Director, Putnam Investments	Since 2002
Managing Director, Putnam Investments
Beth S. Mazor (Born 1958)
Vice President	Judith Cohen (Born 1945)
Since 2002	Vice President, Clerk and Assistant Treasurer
Managing Director, Putnam Investments	Since 1993

James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Vice President	Vice President, Senior Associate Treasurer and Assistant Clerk
Since 2004	Since 2005
Managing Director, Putnam Investments and Putnam Management.
During 2002, Chief Operating Officer, Atalanta/Sosnoff	Nancy E. Florek (Born 1957)
Management Corporation	Vice President, Assistant Clerk, Assistant Treasurer
and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds
Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend funds
Capital Appreciation Fund
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

Value funds
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*

Income funds
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Limited Duration Government Income Fund
Money Market Fund†
U.S. Government Income Trust

Tax-free income funds
AMT-Free Insured Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund§
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

Asset allocation funds
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds
Putnam RetirementReady Funds — ten investment portfolios that offer diversification among stocks, bonds, and money market instru-
ments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance at www.putnam.com.

Fund information

About Putnam Investments

Founded nearly 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Mark C. Trenchard
Putnam Investment	Charles E. Haldeman, Jr.	Vice President and BSA Compliance Officer
Management, LLC	President
One Post Office Square		Judith Cohen
Boston, MA 02109	Charles E. Porter	Vice President, Clerk and Assistant Treasurer
Executive Vice President, Principal
Marketing Services	Executive Officer, Associate Treasurer	Wanda M. McManus
Putnam Retail Management	and Compliance Liaison	Vice President, Senior Associate Treasurer
One Post Office Square		and Assistant Clerk
Boston, MA 02109	Jonathan S. Horwitz
	Senior Vice President and Treasurer	Nancy E. Florek
Custodians		Vice President, Assistant Clerk,
Putnam Fiduciary Trust Company,	Steven D. Krichmar	Assistant Treasurer and Proxy Manager
State Street Bank and Trust Company	Vice President and Principal Financial Officer

Janet C. Smith
Legal Counsel	Vice President, Principal Accounting Officer
Ropes & Gray LLP	and Assistant Treasurer

Susan G. Malloy
Independent Registered Public	Vice President and Assistant Treasurer
Accounting Firm
PricewaterhouseCoopers LLP	Beth S. Mazor
Vice President
Trustees
John A. Hill, Chairman
Jameson Adkins Baxter, Vice Chairman	James P. Pappas
Charles B. Curtis	Vice President
Myra R. Drucker
Charles E. Haldeman, Jr.	Richard S. Robie, III
Paul L. Joskow	Vice President
Elizabeth T. Kennan
Kenneth R. Leibler	Francis J. McNamara, III
Robert E. Patterson	Vice President and Chief Legal Officer
George Putnam, III
W. Thomas Stephens	Robert R. Leveille
Richard B. Worley	Chief Compliance Officer

Call 1-800-225-1581 weekdays between 8:30 a.m. and 8:00 p.m. or on Saturday between 9:00 a.m. and 5:00 p.m. Eastern Time, or visit our Web site (www.putnam.com) anytime for up-to-date information about the fund’s NAV.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

AN701 244345 6/07

Item 2. Code of Ethics:

(a) The Fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) None

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Stephens, Mr. Leibler and Mr. Hill meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

April 30, 2007	$49,824	$23,880	$4,807	$ -
April 30 , 2006	$43,383	$22,525	$4,916	$14

For the fiscal years ended April 30, 2007 and April 30, 2006, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $178,903 and $285,729 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of recordkeeping fees.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

April 30,
2007	$ -	$ 61,129	$ -	$ -
April 30,
2006	$ -	$ 98,160	$ -	$ -

Item 5. Audit Committee of Listed Registrants

(a) The fund has a separately-designated Audit and Compliance Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit and Compliance Committee of the fund's Board of Trustees is composed of the following persons:

Robert E. Patterson (Chairperson) Kenneth R. Leibler W. Thomas Stephens John A. Hill (b) Not applicable Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Coordinator, a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when the funds may not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Coordinator’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Coordinator of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals will submit a written recommendation to the Proxy Coordinator and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items pursuant to the funds’ “Proxy Voting Procedures.” The Proxy Coordinator, in consultation with the funds’ Senior Vice President, Executive Vice President, and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals that have been put forth by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Putnam funds will disclose their proxy votes in accordance with the timetable established by SEC rules (i.e., not later than August 31 of each year for the most recent 12-month period ended June 30).

I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

* The funds will withhold votes for the entire board of directors if

• the board does not have a majority of independent directors,

• the board has not established independent nominating, audit, and compensation committees,

• the board has more than 19 members or fewer than five members, absent special circumstances,

• the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

• the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

* The funds will on a case-by-case basis withhold votes from the entire board of directors where the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance.

* The funds will withhold votes for any nominee for director who:

• is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

• attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

• as a director of a public company (Company A), is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”), or

• serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the final NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company (including employment of an immediate family member as an executive officer)), and (2) has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance.

Contested Elections of Directors

* The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

* The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for board-approved proposals that have been approved by a majority independent board, and on a case-by-case basis on board-approved proposals where the board fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

* Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

* The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

* The funds will vote against any stock option or restricted stock plan where the company's actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67% .

* The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

* The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

* Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. The funds may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

* The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

* The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

* The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

* The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

* The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

* The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance shareholder value under certain circumstances. As a result, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

* The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary to effect stock splits, to change a company’s name or to authorize additional shares of common stock).

* The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

* The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view such items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Coordinator’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

* The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

* The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

* The funds will vote on a case-by-case basis on shareholder proposals requiring companies to make payments under management severance agreements only if both of the following conditions are met:

• the company undergoes a change in control, and

• the change in control results in a loss of employment for the person receiving the severance payment.

* The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.

* The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).

* The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant’s clients on which any of the company’s executives serve as a director).

* The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.

* The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors – and in particular their independent directors – accountable for their actions, rather than imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis.

However, the funds generally support shareholder proposals to declassify a board or to require shareholder approval of shareholder rights plans The funds’ Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management’s interests with shareholders’ interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments to appropriate situations may further these goals in some instances, and the funds will consider supporting these shareholder proposals on a case by case basis. (The funds’ Trustees will also consider whether the severance payments, taking all of the pertinent circumstances into account, constitute excessive compensation.)

The funds’ Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met. A significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance compensation. The fund will consider on a case by case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance-based bonuses or awards paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met. The fund does not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.

The funds’ Trustees also believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company’s ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may be required to vote shares held in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and that are not listed on a U.S. securities exchange or the NASDAQ stock market. Because non-U.S. issuers are incorporated under the laws of countries and jurisdictions outside the U.S., protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the meeting. This practice is known as “share re-registration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are reregistered back in the name of the local custodian or nominee. In countries where share re-registration is practiced, the funds will generally not vote proxies.

The funds will vote proxies of non-U.S. issuers in accordance with the foregoing guidelines where applicable, except as follows:

Uncontested Election of Directors

Japan

* For companies that have established a U.S.-style corporate structure, the funds will withhold votes for the entire board of directors if

• the board does not have a majority of outside directors,

• the board has not established nominating and compensation committees composed of a majority of outside directors, or

• the board has not established an audit committee composed of a majority of independent directors.

* The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

* The funds will withhold votes for the entire board of directors if

• the board does not have a majority of outside directors,

• the board has not established a nominating committee composed of at least a majority of outside directors, or

• the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary: For purposes of these guideline, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

United Kingdom

* The funds will withhold votes for the entire board of directors if

• the board does not have at least a majority of independent non-executive directors,

• the board has not established nomination committees composed of a majority of independent non-executive directors, or

• the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely of independent non-executive directors.

* The funds will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees).

Commentary:

Application of guidelines: Although the U.K.’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Canada

In January 2004, Canadian securities regulators issued proposed policies that would impose new corporate governance requirements on Canadian public companies. The recommended practices contained in these new corporate governance requirements mirror corporate governance reforms that have been adopted by the NYSE and other U.S. national securities exchanges and stock markets. As a result, the funds will vote on matters relating to the board of directors of Canadian issuers in accordance with the guidelines applicable to U.S. issuers.

Commentary: Like the U.K.’s Combined Code, the proposed policies on corporate governance issued by Canadian securities regulators embody the “comply and explain” approach to corporate governance. Because the funds’ Trustees believe that the board independence standards contained in the proxy voting guidelines are integral to the protection of investors in Canadian companies, these standards will be applied in a prescriptive manner.

Russia

* The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular,” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

In Russia, as in other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds’ standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.

Other Matters

* The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.

* The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

* The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

* The funds will vote on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of the company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of the company’s outstanding common stock where shareholders have preemptive rights.

As adopted February 9, 2007

Proxy Voting Procedures of the Putnam Funds

The proxy voting procedures below explain the role of the funds’ Trustees, the proxy voting service and the Proxy Coordinator, as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds’ Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds’ custodians to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Coordinator

Each year, a member of the Office of the Trustees is appointed Proxy Coordinator to assist in the coordination and voting of the funds’ proxies. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management’s investment professionals, as appropriate. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Coordinator under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Coordinator will assist in interpreting the guidelines and, as appropriate, consult with one of more senior staff members of the Office of the Trustees and the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Coordinator will refer such questions, through a written request, to Putnam Management’s investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing such referral items. In connection with each such referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of Interest,” and provide a conflicts of interest report (the “Conflicts Report”) to the Proxy Coordinator describing the results of such review. After receiving a referral item from the Proxy Coordinator, Putnam Management’s investment professionals will provide a written recommendation to the Proxy Coordinator and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; (2) the basis and rationale for such recommendation; and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Coordinator will then review the investment professionals’ recommendation and the Conflicts Report with one of more senior staff members of the Office of the Trustees in determining how to vote the funds’ proxies. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Coordinator and/or one of more senior staff members of the Office of the Trustees may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Coordinator and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Coordinator with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Investment management teams. Putnam Management’s, Putnam Investments Limited’s and The Putnam Advisory Company’s (for funds having Putnam Investments Limited and/or The Putnam Advisory Company as sub-manager) investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the team or teams identified in the shareholder report included in Item 1 of this report manage the fund’s investments. The names of all team members can be found at www.putnam.com.

The team members identified as the fund’s Portfolio Leader(s) and Portfolio Member(s) coordinate team efforts related to the fund and are primarily responsible for the day-today management of the fund’s portfolio. In addition to these individuals, each team also includes other investment professionals, whose analysis, recommendations and research inform investment decisions made for the fund.

Portfolio	Joined
Leader	Fund	Employer	Positions Over Past Five Years

Thalia Meehan	2006	Putnam	Team Leader, Tax Exempt Fixed
		Management	Income; Previously, Director Tax
		1989-Present	Exempt Research

Portfolio	Joined
Members	Fund	Employer	Positions Over Past Five Years
Paul Drury	2002	Putnam	Tax Exempt Specialist
		Management	Previously, Portfolio Manager and
		1989 – Present	Senior Trader

Brad Libby	2006	Putnam	Tax Exempt Specialist; Previously,
		Management	Analyst
2001-Present

Susan	2002	Putnam	Tax Exempt Specialist
McCormack		Management	Previously, Portfolio Manager
1994 – Present

(a)(2) Other Accounts Managed by the Fund’s Portfolio Managers.

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s Portfolio Leader(s) and Portfolio Member(s) managed as of the fund’s most recent fiscal year-end. The other accounts may include accounts for which the individual was not designated as a portfolio member. Unless noted, none of the other accounts pays a fee based on the account’s performance.

Other accounts (including
separate accounts, managed
account programs and
Other SEC-registered open-	Other accounts that pool	single-sponsor defined

Portfolio Leader	end and closed-end funds		assets from more than		contribution plan offerings)
or Member			one client
	Number	Assets	Number	Assets	Number	Assets
	of		of		of
	accounts		accounts		accounts

Paul Drury	18	$9,037,100,000	3	$900,000	1	$418,600,000

Brad Libby	18	$9,037,100,000	3	$900,000	2	$418,800,000

Susan	18	$9,037,100,000	3	$900,000	1	$418,600,000
McCormack

Thalia Meehan	18	$9,037,100,000	3	$900,000	2	$419,700,000

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Leader(s) and Portfolio Member(s) may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund’s Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• The fund’s Portfolio Leader(s) and Portfolio Member(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Leader(s) or Portfolio Member(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Leader(s) and Portfolio Member(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Leader(s) and Portfolio Member(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Leader(s) or Portfolio Member(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to seek to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Leader(s) and Portfolio Member(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Leader(s) or Portfolio Member(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Leader(s) and Portfolio Member(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(a)(3) Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam Management’s Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund, which is identified in the shareholder report included in Item 1, is its broad investment category as determined by Lipper Inc. The portion of the incentive compensation pool available to each investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on (i) for tax-exempt funds, a tax-adjusted basis to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions a before-tax basis or (ii) for taxable funds, on a before-tax basis.

Consistent performance means being above median over one year.

· Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

· Superior performance (which is the largest component of Putnam Management’s incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund’s Portfolio Leader(s) and Portfolio Member(s), as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management’s parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam’s profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

(a)(4) Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of the fund’s fiscal year end.

(b) Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value )
			as Part	of Shares
			of Publicly	that May Yet Be
	Total
	Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased per Share		Programs	or Programs *

May 1 – May 31, 2006	67,358	$11.33	67,358	1,237,639
June 1 – June 30, 2006	108,870	$11.15	108,870	1,128,769
July 1 – July 31, 2006	50,675	$11.14	50,675	1,078,094
August 1 – August 31,
2006	72,440	$11.48	72,440	1,005,654
September 1 – September
30, 2006	78,337	$11.67	78,337	927,317
October 1 – October 31,
2006	102,101	$11.70	102,101	825,216
November 1 – November
30, 2006	104,579	$11.88	104,579	720,637
December 1 – December
31, 2006	89,510	$12.00	89,510	631,127
January 1 – January 31,
2007	-	-	-	631,127
February 1 – February 28,
2007	-	-	-	631,127
March 1 – March 31, 2007	-	-	-	631,127
April 1 – April 30, 2007	-	-	-	631,127

The Board of Trustees announced a repurchase plan on October 7, 2005 for which 807,855 shares were approved for repurchase by the fund. The repurchase plan was approved through October 6, 2006. On March 10, 2006, the Trustees announced that the repurchase program was increased to allow repurchases of up to a total of 1,615,709 shares over the original term of the program. On September 15, 2006, the Trustees voted to extend the term of the repurchase program through October 6, 2007. This extension did not affect the number of shares eligible for repurchase under the program.

*Information is based on the total number of shares eligible for repurchase under the program, as amended through September 15, 2006

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Municipal Opportunities Trust By (Signature and Title): /s/Janet C. Smith Janet C. Smith Principal Accounting Officer Date: June 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title): /s/Charles E. Porter Charles E. Porter Principal Executive Officer Date: June 29, 2007

By (Signature and Title): /s/Steven D. Krichmar Steven D. Krichmar

Principal Financial Officer

Date: June 29, 2007